UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2011

KOSMOS ENERGY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of	Commission	(IRS Employer
incorporation)	File Number	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 7, 2011, management of Kosmos Energy Ltd. (the “Company”) will make a presentation at Barclays CEO Energy-Power Conference.  For the benefit of all investors, the slides accompanying the presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on the Company’s website, www.kosmosenergy.com, under the section titled “Investors.”

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is furnished as part of this current report on Form 8-K:

99.1         Barclays CEO Energy-Power Conference slide presentation, September 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KOSMOS ENERGY LTD.

Date: September 7, 2011	By:	/s/ W. GREG DUNLEVY
W. Greg Dunlevy
Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Barclays CEO Energy-Power Conference slide presentation, September 7, 2011.